UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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SPORTS FIELD HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SPORTS FIELD HOLDINGS, INC.

4320 Winfield Road, Suite 200

Warrenville, Illinois 60555

(310) 648-8410

NOTICE OF ANNUAL

MEETING OF SHAREHOLDERS

TO BE HELD JUNE 9, 2016

TO OUR SHAREHOLDERS:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Sports Field Holdings, Inc., a Nevada corporation (together with its subsidiaries, “Company”, “Sports Field “we”, “us” or “our”), which will be held on June 9, 2016, at 9:30 A.M. at Centre No. 1278, 1500 Market Street, 12th Floor, East Tower, Philadelphia, PA 19102 for the following purposes:

1.	To elect four directors to hold office for a one year term and until each of their successors are elected and qualified;

2.	To ratify the appointment of Rosenberg Rich Baker Berman & Company, as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	To consider and conduct a non-binding advisory vote on a proposal to approve the Company’s executive compensation;

4.	To consider and conduct a non-binding advisory vote on a proposal regarding the frequency of advisory votes on executive compensation; and

5.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of our common stock, $0.00001 par value per share, at the close of business on May 3, 2016, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders in person. Your vote is important regardless of the number of shares you own. Only record or beneficial owners of Sports Field common stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.

Whether or not you expect to attend the Annual Meeting of Stockholders, please complete, sign, date, and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares. It will help in our preparations for the meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors

/s/ Jeromy Olson
Jeromy Olson
Chief Executive Officer
May 12, 2016
Warrenville, Illinois

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

SPORTS FIELD HOLDINGS, INC.

4320 Winfield Road, Suite 200

Warrenville, Illinois 60555

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 9, 2016

GENERAL INFORMATION ABOUT THE PROXY

STATEMENT AND ANNUAL MEETING

General

This Proxy Statement is being furnished to the shareholders of Sports Field Holdings, Inc. (together with its subsidiaries, “Company”, “Sports Field”, “we”, “us” or “our”) in connection with the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Shareholders to be held at Centre No. 1278, 1500 Market Street, 12th Floor, East Tower, Philadelphia, PA 19102 on June 9, 2016, at 9:30 A.M., and at any and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement.  It is contemplated that this Proxy Statement and the accompanying form of Proxy will be first mailed to the Company’s shareholders on or about May 13, 2016.

The Company will solicit shareholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs.  In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Voting Securities

Only shareholders of record as of the close of business on May 3, 2016 (the “Record Date”) will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were approximately 14,480,649 shares of common stock of the Company, issued and outstanding and entitled to vote representing approximately 194 holders of record. The Company’s bylaws provide that a majority of all the shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting.  The enclosed Proxy reflects the number of shares that you are entitled to vote.  Shares of common stock may not be voted cumulatively.

Voting of Proxies

All valid proxies received prior to the Annual Meeting will be voted.  The Board of Directors recommends that you vote by proxy even if you plan to attend the Annual Meeting.  To vote by proxy, you must fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope.  Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person.  However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

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Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A shareholder may revoke his or her Proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices located at 4320 Winfield Road, Suite 200 Warrenville, Illinois 60555, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Required Vote

Representation at the Annual Meeting of the holders of a majority of the outstanding shares of our common stock entitled to vote, either in person or by a properly executed Proxy, is required to constitute a quorum. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as “represented” for the purpose of determining the presence or absence of a quorum. Under the Nevada Revised Statutes, once a quorum is established, shareholder approval with respect to a particular proposal is generally obtained when the votes cast in favor of the proposal exceed the votes cast against such proposal.

In the election of our Board of Directors, shareholders are not allowed to cumulate their votes. Shareholders are entitled to cast a vote for each of the openings on the Board to be filled at the Annual Meeting. The four nominees receiving the highest vote totals will be elected as our Board of Directors. For approval of the proposed ratification of our independent registered accountants, the votes cast in favor of the proposal must exceed the votes cast against the proposal. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of the Board of Directors or the ratification of the independent public accountants.

Shareholders List

For a period of at least ten days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be available at the principal executive offices of the Company located at 4320 Winfield Road, Suite 200 Warrenville, Illinois 60555 so that shareholders of record may inspect the list only for proper purposes.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this proxy-soliciting material, and all costs of solicitation, including certain expenses of brokers and nominees who mail proxy material to their customers or principals.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of four authorized directors. A total of four directors will be elected at the Annual Meeting to serve until the next annual shareholder meeting. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If no choice has been specified by a shareholder, the shares will be voted FOR the nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present and voting, the nominees for directors receiving the highest number of votes will be elected. Abstentions and broker non-votes will have no effect on the vote.

The following sets forth certain information about each of the director nominees:

Jeromy Olson

Mr. Jeromy Olson, age 46, combines over 19 years in senior management as well sales and sales training. Mr. Olson is currently an owner of NexPhase Global, a sales management and consulting firm that he founded in 2013. From 2012 to 2013, Mr. Olson was Vice President of Sales and Marketing for Precision Plating Inc., a company involved in precious metal fabrication. From 2007 to 2012, Mr. Olson was Area Sales Manager for Beckman Coulter, a Clinical Diagnostic company that focused on hospital laboratory equipment manufacturing.

Mr. Olson has an undergraduate degree from Northern Illinois University.

The Board believes that Mr. Olson's extensive experience in management, talent acquisition and development, sales strategy and implementation and market analysis will be critical in supporting the Company's growth plans. Additionally, the Board believes that Mr. Olson’s combination of financial reporting, predictive modeling and complex forecasting experience will be of great value to the Company as it continues to grow.

Tracy Burzycki

Ms. Tracy Burzycki, age 45, brings over 14 years of experience in sales management, strategic planning, market evaluation and market penetration, following an eight-year career as a scientist.   From 2000 through the present, Ms. Burzycki has held various positions with Beckman Coulter, a company that develops, manufactures and markets products that simplify, automate and innovate complex biomedical testing, where she has been the Director, National Sales and Global Accounts from July 2011 through December 2014 and is currently the Director, Americas Sales-Life Sciences.

She has an undergraduate degree from the University of Connecticut and an MBA from Columbia University – Columbia Business School.

The Board believes that Ms. Burzycki’s extensive experience in sales management, strategic planning, market evaluation and market penetration will enable the Company to accelerate its growth in several key areas.

Glenn Appel

Mr. Glenn Appel, age 44, is the current Chief Executive Officer and President of Campania International, Inc. (“Campania”), one of the preeminent suppliers of garden elements in North America. For the last eleven years, as the Chief Executive Officer and President of Campania, Mr. Appel has fostered exceptional sales growth and constructed a highly effective management team. Prior to joining Campania, Mr. Appel held various management positions with Crayola, LLC.  Mr. Appel has an undergraduate degree from Lehigh University and an MBA from Columbia University.

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In evaluating Mr. Appel’s specific experience, qualifications, attributes and skills in connection with his appointment as a member of the Board of the Company, the Board considered his expertise in human resources and business execution, as well as his extensive experience as Chief Executive Officer and President of Campania International.

Glenn Tilley

Mr. Tilley, age 54, combines over 30 years of experience in Sports Management and Sports and Entertainment Marketing leadership roles. Currently, Mr. Tilley is the Founder and CEO of The Champions Network, a business acceleration firm with a focus in the sports and health and wellness space. Previously, he was CEO of Ripken Baseball from 2010 to 2014, a baseball management and sports marketing firm where he established and expanded The Ripken Brand on a national level. Previous to his role at Ripken Baseball, Mr. Tilley, as President and CEO of Becker Group from 2001 to 2009, led the transformation of the firm into an international success as a leading entertainment and experiential marketing firm with clients such as The Walt Disney Company, Warner Brothers, The Discovery Channel, The Taubman Company, Simon Properties, and Westfield Properties. Before being promoted to President and CEO, Mr. Tilley was Vice President of Sales for Becker Group from 1992 through 2000. Previous to his role at Becker Group, Mr. Tilley was an executive at Sports Management firms Shapiro and Robinson and Eastern Athletic Services that represented and managed professional athletes in professional baseball and professional football.

Mr. Tilley graduated from Princeton University in 1984 with a bachelor’s degree in Political Science, where he was an All-Ivy League football player.

In evaluating Mr. Tilley’s specific experience, qualifications, attributes and skills in connection with his appointment as a member of the Board of the Company, the Board considered his expertise and many roles within the sports industry, as well as his extensive management experience at different sports related companies.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF JEROMY OLSON, TRACY BURZYCKI, GLENN APPEL AND GLENN TILLEY AS DIRECTORS.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Directors and our Audit Committee has appointed Rosenberg Rich Baker Berman and Company (“RRBB”) as our independent registered public accounting firm to examine the consolidated financial statements of the Company for fiscal year ending December 31, 2016. The Board of Directors seeks an indication from shareholders of their approval or disapproval of the appointment.

RRBB will audit our consolidated financial statements for the fiscal year ended December 31, 2016. Representatives of RRBB are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

RRBB has audited the consolidated financial statements of the Company since 2013.

In connection with the audits of the fiscal years ended December 31, 2015, 2014, and 2013, there we no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

In the event shareholders fail to ratify the appointment of RRBB, the Board of Directors will reconsider this appointment. Even if the appointment is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of the Company and its shareholders.

The affirmative vote of the holders of a majority of the Company’s common stock represented and voting at the Annual Meeting either in person or by proxy will be required for approval of this proposal. Neither abstentions nor broker non-votes shall have any effect on the outcome of this vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF RRBB AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

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PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE APPROVING EXECUTIVE COMPENSATION

We are asking our shareholders to provide advisory approval of the compensation of the Named Officers, as described in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory, and not binding on the Company, it will provide information to our Board and Compensation Committee regarding investor sentiment about our executive compensation policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the fiscal year ending 2016 and beyond.

This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse our executive compensation program and policies through the following resolution:

“RESOLVED, that the compensation of the Company’s Named Officer, as disclosed pursuant to compensation disclosure rules of the Securities and Exchange Commission located in the “Executive Compensation” section of this proxy statement, and the accompanying executive compensation table and narrative discussions, is hereby APPROVED.”

The vote on this Proposal 3 is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board. The vote will not be construed to create or imply any change to the fiduciary duties of the Company or the Board, or to create or imply any additional fiduciary duties for the Company or the Board. However, the Board and the Compensation Committee value input from shareholders and will consider the outcome of the vote when making future executive compensation decisions. The affirmative vote of a majority of the shares present or represented and entitled to vote either in person or by proxy is required to approve this Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE FOREGOING RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION POLICIES AND PROCEDURES AND THE COMPENSATION PAID TO THE NAMED OFFICER.

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PROPOSAL NO. 4

NON-BINDING ADVISORY VOTE REGARDING THE FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Board and the Compensation Committee are seeking shareholder opinions on the frequency of future advisory votes regarding the Company’s executive compensation. Consistent with the intent of the Dodd-Frank Act and SEC rules, the Board is providing shareholders with the opportunity to cast a non-binding advisory vote. The compensation of the Company’s Named Officers is disclosed in the “Executive Compensation” section of this proxy statement, and the accompanying compensation tables and the related disclosures. The Board of Directors asks the shareholders to indicate the frequency with which they would like future votes. We are providing shareholders with the option of selecting a frequency of one, two or three years, or abstaining. In the interests of transparency and recognizing the importance of shareholder involvement with the Company, we recommend that our shareholders select a frequency of voting on executive compensation every one year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “EVERY ONE YEAR” FOR FUTURE ADVISORY VOTES ON THE COMPANY’S EXECUTIVE COMPENSATION.

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CORPORATE GOVERNANCE

Board Meetings and Annual Meeting Attendance

The Board of Directors had no in-person meetings during fiscal year ended December 31, 2015. The Board acted approximately 11 times by unanimous written consent in lieu of a meeting during 2015. The Board held numerous informal telephonic meetings in 2015, and held one in-person meeting in April of 2016.

Audit Committee

On April 26, 2016, the Board authorized the creation of an Audit Committee. Tracy Burzycki, Glenn Appel and Glenn Tilley were appointed initial members of the Audit Committee, with Mr. Appel serving as chairman. The Audit Committee has not yet adopted a written charter but its functions shall include: selecting our independent registered public accountants; reviewing the results and scope of the audit and other services provided by our independent registered public accountants; reviewing our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommending, establishing and monitoring the Company’s disclosure controls and procedures.

Compensation Committee

On April 26, 2016, the Board authorized the creation of a Compensation Committee. Tracy Burzycki, Glenn Appel and Glenn Tilley were appointed initial members of the Compensation Committee, with Ms. Burzycki serving as chairman. While the committee has not yet adopted a written charter, the Compensation Committee shall be responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our Board the terms and conditions of all employee and consultant compensation and benefit plans.

Nominating Committee

On April 26, 2016, the Board of Directors authorized the creation of a Nominating and Corporate Governance Committee. Tracy Burzycki, Glenn Appel and Glenn Tilley were appointed initial members of the Compensation Committee, with Mr. Tilley serving as chairman. While the committee has not yet adopted a formal charter, the function of the Nominating Committee is to recommend to the Board the slate of director nominees for election to the Board and to identify and recommend candidates to fill vacancies occurring between annual shareholder meetings.

Code of Ethics

The Company does not currently maintain a Code of Ethics but plans to adopt one in the near future.

Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

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Director's Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named directors by us during the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Jeromy Olson	-	-	-	-	-	-	-

Tracy Burzycki (1)	-	-	41,072	-	-	-	41,072

Glenn Appel (2)	-	-	15,250	-	-	-	15,250

Glenn Tilley (3)	-	-	-	-	-	-	-

(1)   Tracy Burzycki was appointed as a director on January 29, 2015. Mrs. Burzycki received non-qualified stock options to purchase Two Hundred Thousand (200,000) shares of the Company’s common stock.  The exercise price of the Options shall be One Dollar ($1.00) per share. The Options shall vest in equal amounts over a period of Two (2) years at the rate of Twenty Five Thousand (25,000) shares per fiscal quarter on the last day of each such quarter, commencing in the first fiscal quarter of 2015.

(2)   Glenn Appel was appointed as a director on August 27, 2015. Mr. Appel received non-qualified stock options to purchase Two Hundred Thousand (200,000) shares of the Company’s common stock.  The exercise price of the Options shall be One Dollar ($1.00) per share. The Options shall vest in equal amounts over a period of Two (2) years at the rate of Twenty Five Thousand (25,000) shares per fiscal quarter on the last day of each such quarter, commencing in the third fiscal quarter of 2015.

(3)   Glenn Tilley was appointed as a director on January 4, 2016.

Director Agreements

On January 29, 2015, the Company entered into a director agreement (the “Burzycki Director Agreement”) with Tracy Burzycki, concurrent with Ms. Burzycki’s appointment to the Board effective January 29, 2015. The Burzycki Director Agreement may, at the option of the Board, be automatically renewed on such date that Ms. Burzycki is re-elected to the Board. Pursuant to the Burzycki Director Agreement, Ms. Burzycki is to be paid a stipend of one thousand dollars ($1,000) per meeting of the Board, which shall be contingent upon her attendance at the meetings being in person, rather than via telephone or some other electronic medium. Additionally, Ms. Burzycki shall receive warrants (the “Burzycki Warrants”) to purchase two hundred thousand (200,000) shares of the Company’s common stock.  The exercise price of the Burzycki Warrants shall be one dollar ($1.00) per share. The Burzycki Warrants shall vest in equal amounts over a period of two (2) years at the rate of twenty-five thousand (25,000) shares per fiscal quarter on the last day of each such quarter, commencing in the first fiscal quarter of 2015.

On August 27, 2015, the Company entered into a director agreement (the “Appel Director Agreement”) with Glenn Appel, concurrent with Mr. Appel’s appointment to the Board effective August 27, 2015. The Appel Director Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Appel is re-elected to the Board. Pursuant to the Appel Director Agreement, Mr. Appel is to be paid a stipend of One Thousand Dollars ($1,000) per meeting of the Board, which shall be contingent upon his attendance at the meetings being in person, rather than via telephone or some other electronic medium. Additionally, Mr. Appel shall receive non-qualified stock options (the “Appel Options”) to purchase Two Hundred Thousand (200,000) shares of the Company’s common stock.  The exercise price of the Appel Options shall be One Dollar ($1.00) per share. The Appel Options shall vest in equal amounts over a period of Two (2) years at the rate of Twenty Five Thousand (25,000) shares per fiscal quarter on the last day of each such quarter, commencing in the third fiscal quarter of 2015.

On January 4, 2016, the Company entered into a director agreement (the “Tilley Director Agreement”) with Glenn Tilley, concurrent with Mr. Tilley’s appointment to the Board effective January 4, 2016. The Tilley Director Agreement may, at the option of the Board, be automatically renewed on such date that Mr. Tilley is re-elected to the Board. Pursuant to the Tilley Director Agreement, Mr. Tilley is to be paid a stipend of One Thousand Dollars ($1,000) per meeting of the Board, which shall be contingent upon his attendance at the meetings being in person, rather than via telephone or some other electronic medium. Additionally, Mr. Tilley shall receive non-qualified stock options (the “Tilley Options”) to purchase Two Hundred Thousand (200,000) shares of the Company’s common stock.  The exercise price of the Tilley Options shall be One Dollar ($1.00) per share. The Tilley Options shall vest in equal amounts over a period of two (2) years at the rate of Twenty Five Thousand (25,000) shares per fiscal quarter on the last day of each such quarter, commencing in the fourth fiscal quarter of 2015.

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Executive Officers

The following table and biographical summaries set forth information, including principal occupation and business experience, about our directors and executive officers at May 3, 2016:

Name	Age	Position	Officer and/or Director Since

Jeromy Olson	46	Chairman, Chief Executive Officer and Director	2014

Tracy Burzycki	45	Director	2015

Glenn Appel	44	Director	2015

Glenn Tilley	54	Director	2016

Executive Officer Compensation

The following Executive Officer Compensation Tables sets forth the compensation of our Executive Officers for the fiscal year ending on December 31, 2015.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
Jeromy Olson	2015	$120,000	0	0	0	0	0	0	$120,000
Chief Executive Officer(1)	2014	$37,000	0	280,000	0	0	0	0	$317,000

Joseph DiGeronimo	2015	$0	0	0	0	0	0	0	$0
Former Chief Executive Officer(2)	2014	$90,000	0	0	0	0	0	0	$90,000

Jeremy Strawn	2015	$0	0	0	0	0	0	0	$0
Former President(3)	2014	$17,120	0	0	0	0	0	0	$17,120

William Michaels	2015	$0	0	0	0	0	0	0	$0
Former Chief Operating Officer(4)	2014	$4,000	0	0	0	0	0	0	$4,000

Daniel Dalusie	2015	$0	0	0	0	0	0	0	$0
Former Director of Product Development(5)	2014	$88,000	0	0	0	0	0	0	$88,000

Mark Driver Former	2015	$0	0	0	0	0	0	0	$0
Chief Executive Officer(6)	2014	$0	0	0	0	0	0	0	$0

1.	Mr. Olson was appointed Chief Executive Officer of the Company on September 18, 2014. NexPhase Global, a consulting firm owned in part by Mr. Olson, invoices the Company $20,000 per month, $10,000 of which pertains to consulting services, and the other $10,000 pertains to Mr. Olson’s services as the Chief Executive Officer of the Company

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2.	Mr. DiGeronimo resigned as the Company’s Chief Executive Officer and director on September 18, 2014. Prior to that date, Mr. DiGeronimo was a consultant to the Company and wages reflected in the table represent compensation for such consulting services.

3.	On May 22, 2014, Mr. Jeremy Strawn resigned from his positions as President and director of the Company. On May 22, 2014, the Company entered into a separation agreement and release (the “Strawn Agreement”) with Mr. Strawn to formalize the terms and conditions of Mr. Strawn’s resignation.

4.	On May 12, 2014, Mr. William Michaels’ employment with the Company was terminated.

5.	On January 12, 2015, Mr. Daniel Daluises’ employment with the Company was terminated.

6.	On August 22, 2013, Mr. Mark L. Driver, resigned from his position as the Company’s Chief Executive Officer and Director. On September 29, 2013, the Company entered into a settlement, severance and release agreement (the “Driver Agreement”) with Mr. Driver to formalize the terms and conditions of Mr. Driver’s resignation.

Outstanding Equity Awards at Fiscal Year-End 2015

The Company had no outstanding equity awards at the end of the most recent completed fiscal year, but the Company intends to implement a 2016 Employee Stock Option Incentive Plan during the 2016 fiscal year.

Legal Proceedings

There are no material proceedings to which any director or officer, or any associate of any such director or officer, is a party that is adverse to our Company or any of our subsidiaries or has a material interest adverse to our Company or any of our subsidiaries. No director or executive officer has been a director or executive officer of any business which has filed a bankruptcy petition or had a bankruptcy petition filed against it during the past ten years. No director or executive officer has been convicted of a criminal offense or is the subject of a pending criminal proceeding during the past ten years. No director or executive officer has been the subject of any order, judgment or decree of any court permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities during the past ten years. No director or officer has been found by a court to have violated a federal or state securities or commodities law during the past ten years.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2015, were timely, except one of our directors, Glenn Appel, did not timely file his Form 3. Mr. Appel was elected to the Board of Directors on August 27, 2015, and at the time of such election did not beneficially own any securities of the Company. Mr. Appel filed his Form 3 on April 14, 2016.

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FEES TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(a) Audit Fees

Aggregate fees billed by RRBB for professional services rendered for the audit of our annual financial statements included in Form 10-K and review of our financial statements included in Form 10-Q for the years ended December 31, 2015, 2014, and 2013, were approximately $40,000, $51,250, and $40,000, respectively.

(b) Audit-Related Fees

No fees were billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements and not reported under “Audit Fees” above in the years ended December 31, 2015, 2014, and 2013.

(c) Tax Fees

Aggregate fees billed by RRBB for tax services for the year ended December 31, 2015, were approximately $4,500. Aggregate fees billed by RRBB for tax services for the year ended December 31, 2014, were approximately $12,500. Aggregate fees billed by RRBB for tax services for the year ended December 31, 2013, were $0.

(d) All Other Fees

Aggregate fees billed for professional services provided by RRBB other than those described above were approximately $0 for the year ended December 31, 2015, $0 for the year ended December 31, 2014, and $0 for the year ended December 31, 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

Jeromy Olson, the CEO of the Company, owns 33.3% of a sales management and consulting firm, NexPhase Global, which provides sales services to the Company. Consulting expenses pertaining to the firm’s services were $161,000 for the year ended December 31, 2015, of which $41,000 was stock based compensation for the year ended December 31, 2015.

On May 7, 2015, the Company issued an unsecured promissory note in the principal amount of $150,000 (the “Tilley Note”) to Glenn Tilley. The Tilley Note pays interest equal to 9% of the principal amount of the Tilley Note, payable in one lump sum. On March 31, 2016, Mr. Tilley entered into a letter agreement whereby, effective as of February 1, 2016, Mr. Tilley waived any and all defaults that may or may not have occurred prior to the date thereof (the “Waiver”). As consideration for the Waiver, the Company issued Mr. Tilley an additional 15,000 shares of the Company’s common stock. The principal amount of the Tilley Note increased from $150,000 to $163,500 as the initial interest amount, $13,500 as of February 1, 2016, was added to the principal amount of the Tilley Note. Pursuant to the Waiver, the maturity date of the Tilley Note was extended to July 1, 2016, and the Tilley Note shall pay interest as of February 1, 2016, at a rate of 9% per annum, payable in one lump sum on July 1, 2016.

Mr. Tilley was appointed as a director of the Company on January 4, 2016.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS.

The Company is authorized to issue an aggregate number of 270,000,000 shares of capital stock, of which 20,000,000 shares are blank check preferred stock, $0.00001 par value per share and 250,000,000 shares are common stock, $0.00001 par value per share.

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 3, 2016 by (a) each stockholder who is known to us to own beneficially 5% or more of our outstanding Common Stock; (b) all directors; (c) our executive officers, and (d) all executive officers and directors as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of Common Stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of Common Stock.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of May 3, 2016. For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of May 3, 2016 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o Sports Field Holdings, Inc., at 4320 Winfield Road, Suite 200, Warrenville, IL 60555.

Name and Address of Beneficial Owner	Outstanding Common Stock	Percentage of Ownership of Common Stock
5% Beneficial Shareholders
Officers and Directors
Jeromy Olson	530,000	3.34%
Tracy Burzycki(1)	125,000	* %
Glenn Appel(2)	75,000	* %
Glenn Tilley(3)	243,500	1.52%

Officers and Directors as a Group (4 persons)	973,500	6.06%

* denotes less than 1%

1. Represents 125,000 vested options with an exercise price of $1.00 per share.

2. Represents 75,000 vested options with an exercise price of $1.00 per share.

3. Represents (i) 55,000 shares of common stock, (ii) 163,500 shares of common stock upon the conversion of notes held by such holder and (iii) 25,000 vested options with an exercise price of $1.00 per share.

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Sports Field Holdings, Inc. 4320 Winfield Road, Suite 200 Warrenville, Illinois 60555, Attention: Board of Directors.

SHAREHOLDER PROPOSALS FOR THE 2017 MEETING

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. Under Rule 14a-8, proposals that stockholders intend to have included in the Company’s proxy statement and form of proxy for the 2017 Annual Meeting of Stockholders must be received by the Company no later than December 31, 2016. However, if the date of the 2017 Annual Meeting of Stockholders changes by more than 30 days from the date of the 2016 Annual Meeting of Stockholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a Quarterly Report on Form 10-Q or will otherwise be communicated to stockholders. Stockholder proposals must also be otherwise eligible for inclusion.

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If a stockholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8, the stockholder must follow the procedures set forth in the Company’s bylaws. A copy of the Company’s bylaws setting forth the requirements for the nomination of director candidates by stockholders and the requirements for proposals by stockholders may be obtained from the Company’s Secretary at the address indicated on the first page of this proxy statement. If the date of the 2017 Annual Meeting of Stockholders is the same as the date of the 2016 Annual Meeting of Stockholders, stockholders who wish to nominate directors or to bring business before the 2017 Annual Meeting of Stockholders must notify the Company by no later than December 31, 2016. The notice must also comply with the Company’s bylaws. Notices should be directed to: Sports Field Holdings, Inc. 4320 Winfield Road, Suite 200 Warrenville, Illinois 60555, Attention: Secretary.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 4320 Winfield Road, Suite 200 Warrenville, Illinois 60555 or by calling telephone number (978) 914-7570.

In certain cases, only one Annual Report and Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, as applicable, to a stockholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to Secretary, Sports Field Holdings, Inc., at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Proxy Statements if they are receiving multiple copies of Annual Reports or Proxy Statements by directing such request to the same mailing address.

OTHER MATTERS

We have not received notice of and do not expect any matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. If you grant a proxy, the person named as proxy holder, Jeromy Olson, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

By Order of the Board of Directors

/s/ Jeromy Olson
Jeromy Olson
Chairman of the Board

Warrenville, Illinois

May 12, 2016

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

SPORTS FIELD HOLDINGS, INC.

The undersigned hereby appoints Jeromy Olson as Proxy with full power of substitution to vote all the shares of common stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on June 9, 2016, at 9:30 A.M. at Centre No. 1278, 1500 Market Street, 12th Floor, East Tower, Philadelphia, PA 19102, or at any postponement or adjournment thereof, and upon any and all matters which may properly be brought before the Annual Meeting or any postponement or adjournments thereof, hereby revoking all former proxies.

Election of Directors

The nominees for the Board of Directors are:

Jeromy Olson	Tracy Burzycki	Glenn Appel	Glenn Tilley

Instruction:  To withhold authority to vote for any individual nominee(s), write the nominee(s) name on the spaces provided below:

The Board of Directors recommends a vote FOR Proposal Nos. 1 and 3, a ratification of Proposal No. 2, and a vote of ONE YEAR for Proposal No. 4.

1.	To elect four directors to hold office for a one year term or until each of their successors are elected and qualified (except as marked to the contrary above).

☐ FOR ☐ AGAINST ☐ WITHHOLDS

2.	To ratify the appointment of RRBB as the independent registered public accounting firm of the Company.

☐ FOR ☐ AGAINST ☐ ABSTAINS

3.	To approve, in a non-binding advisory vote, the compensation of the Company’s Named Officers.

☐ FOR ☐ AGAINST ☐ ABSTAINS

4.	To approve, in a non-binding advisory vote, the following frequency for future advisory votes on executive compensation.

☐ EVERY ONE YEAR ☐ EVERY TWO YEARS
☐ EVERY THREE YEARS ☐ ABSTAINS

5.	To withhold the proxy’s discretionary vote on your behalf with regards to any other matters that are properly presented for a vote at the Annual Meeting, please mark the box below.

☐ WITHHOLDS

This Proxy, when properly executed, will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR each of the proposals.

Dated:	, 2016

Signature of Shareholder

Signature of Shareholder

Please date and sign exactly as your name(s) appears hereon.  If the shares are registered in more than one name, each joint owner or fiduciary should sign personally.  When signing as executor, administrator, trustee or guardian give full titles.  Only authorized officers should sign for a corporation.